Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 09, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Dr. James W. Bosler, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 2 - 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Dr. James W. Shaver, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9th, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 2/9/2024, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Darel J. Doise, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Dwayne H. Tucker, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 2 - 9 - , 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Robert T. Maher, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 23, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 23, 2024, appeared Cathryn B. Mobley, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon her oath, did swear or affirm that her signature to the above Power of Attorney was her voluntary act and deed.

My commission expires: June 30, 2025

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of 2 - 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared J. Patrick Caldwell, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Tiffany G. Myers, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon her oath, did swear or affirm that her signature to the above Power of Attorney was her voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 10, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 10th, 2024, appeared Patrick L. Dees, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires:

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Denise M. McCauley, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon her oath, did swear or affirm that her signature to the above Power of Attorney was her voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of Feb 9th, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared Jon R. Aerni, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared S. Kyle McMahan, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of February 9, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of February 9, 2024, appeared C. Shawn Bengston, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon her oath, did swear or affirm that her signature to the above Power of Attorney was her voluntary act and deed.

My commission expires: June 6, 2026

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned National Director of Woodmen of the World Life Insurance Society (“WoodmenLife”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of WoodmenLife Variable Annuity Account, does hereby appoint Denise M. McCauley, Jon R. Aerni, S. Kyle McMahan, and C. Shawn Bengtson, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by WoodmenLife under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the WoodmenLife Variable Annuity contracts (File No. 333-101231), issued through the WoodmenLife Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by WoodmenLife, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of April 22nd, 2024.

Woodmen of the World Life Insurance Society

State of	)
) SS
County of	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of April 22nd, 2024, appeared Annette M. Devine, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon her oath, did swear or affirm that her signature to the above Power of Attorney was her voluntary act and deed.

My commission expires: May 20, 2027